                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 30, 2002

                           HANOVER COMPRESSOR COMPANY

               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-13071                 76-0625124
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)            Identification No.)

      12001 North Houston Rosslyn
             Houston, Texas                                     77086
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (281) 447-8787

Item 5.  Other Events.

On July 30, 2002, the Company issued the following press release:

William S. Goldberg Resigns as a Director of Hanover Compressor


HOUSTON--July 30, 2002--Hanover Compressor Company (NYSE: HC) announced today that William S. Goldberg has resigned from the board of directors, effective August 31, 2002, to pursue personal and business interests.

Goldberg's departure reduces the membership of the board to 10 members, six of whom are outside directors.

___________________________
Contact:
     Hanover Compressor Company, Houston
     Mr. John Jackson, 281/447-8787
     Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANOVER COMPRESSOR COMPANY

Date:  July 30, 2002                          By:  /s/  John E. Jackson
                                                 ------------------------------

                                              John E. Jackson
                                              Chief Financial Officer